Exhibit 10.15

AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of January 27, 2005, is entered into among WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Seller”), WORTHINGTON INDUSTRIES, INC., an Ohio corporation (the “Servicer”), THE MEMBERS OF THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY THERETO (each, a “Purchaser Group” and collectively, the “Purchaser Groups”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

The Seller, the Servicer, each member of each of the Purchaser Groups and Administrator are parties to the Receivables Purchase Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified from time to time, the “Agreement”); and

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.         Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2.         Amendments to Agreement.

2.1	The title of Section 1.10 set forth in the Table of Contents to the Agreement is hereby amended by deleting “Extension of Termination Date” therein and substituting “[Reserved]” therefor.

2.2	Section 1.4(b)(ii) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) subject to Section 1.4(f), if such day is not a Termination Day, remit to the Seller, ratably, on behalf of each Purchaser Group, the remainder of the Purchasers’ Share of such Collections. Such remainder shall, to the extent representing a return on the Aggregate Investment, ratably, according to each Purchaser’s Investment, be automatically reinvested in Pool Receivables, and in the Related Security, Collections and other proceeds with respect thereto; provided, however, that if the Purchased Interest would exceed 100%, then the Servicer shall not reinvest, but shall set aside and hold in trust for the benefit of the Purchasers (and shall, at the request of the Administrator (with the consent or at the direction of the Majority Purchasers), segregate in a separate account approved by the Administrator if, at the time of such request, there exists an Unmatured Termination Event or a Termination Event or if the failure to so segregate reasonably could be expected to cause a Material Adverse Effect) a portion of such Collections that, together with the other Collections set aside pursuant to this paragraph, shall equal the amount necessary to reduce the Purchased Interest to 100%,”

2.3	Section 1.4(b)(iii) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) if such day is a Termination Day, set aside, segregate and hold in trust (and shall, at the request of the Administrator (with the consent or at the direction of a Simple Majority of the Purchasers), segregate in a separate account approved by the Administrator) for the benefit of each Purchaser Group the entire remainder of the Purchasers’ Share of the Collections; provided, that if amounts are set aside and held in trust on any Termination Day of the type described in clause (a) of the definition of “Termination Day” and, thereafter, the conditions set forth in Section 2 of Exhibit II are satisfied or waived by the Administrator and a Simple Majority of the Purchasers, such previously set-aside amounts shall, to the extent representing a return on Aggregate Investment and ratably in accordance with each Purchaser’s

Investment, be reinvested in accordance with clause (ii) on the day of such subsequent satisfaction or waiver of conditions, and”

2.4	Section 1.10 of the Agreement is amended and restated in entirety as follows:

“Section 1.10. [Reserved].”

2.5	The dollar amount specified as the “Commitment” on the signature page of Market Street Funding Corporation in the Agreement shall be “$100,000,000.”

2.6	The definition of “Exiting Purchaser” set forth in the Exhibit I to the Agreement is hereby deleted in its entirety.

2.7	The definition of “Facility Termination Date” set forth in the Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

““Facility Termination Date” means the earliest to occur of: (a) with respect to each Purchaser January 26, 2008, (b) the date determined pursuant to Section 2.2 of the Agreement, (c) the date the Purchase Limit reduces to zero pursuant to Section 1.1(b) of the Agreement and (d) with respect to each Purchaser Group, the date that the commitments of all of the Liquidity Providers terminate under the related Liquidity Agreements.”

2.8	The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by replacing the dollar amount “$190,000,000” with the dollar amount “$100,000,000” therein.

3.         Representations and Warranties. The Seller hereby represents and warrants to the Administrator and each member of the various Purchaser Groups from time to time party thereto as follows:

(a)

Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)

Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)	No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4.         Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5.         Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

6.         Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7.         Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

8.         Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WORTHINGTON RECEIVABLES
CORPORATION, as Seller

By:	/s/ Randal I. Rombeiro
	Name:	Randal I. Rombeiro
	Title:	Treasurer

WORTHINGTON INDUSTRIES, INC.,
as Servicer

By:	/s/ Randal I. Rombeiro
	Name:	Randal I. Rombeiro
	Title:	Treasurer

MARKET STREET FUNDING CORPORATION,
as a Purchaser

By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as a Purchaser Agent

By:	/s/ William Falcon
Name:	William Falcon
Title:	Vice President